Exhibit 99.1

ROBBINS GELLER RUDMAN

& DOWD LLP

TRAVIS E. DOWNS III (148274)

JAMES I. JACONETTE (179565)

CHRISTOPHER D. STEWART (270448)

655 West Broadway, Suite 1900

San Diego, CA  92101-3301

Telephone:  619/231-1058

619/231-7423 (fax)

travisd@rgrdlaw.com

jamesj@rgrdlaw.com

cstewart@rgrdlaw.com

THE WEISER LAW FIRM, P.C.

ROBERT B. WEISER

BRETT D. STECKER

JEFFREY J. CIARLANTO

22 Cassatt Avenue

Berwyn, PA  19312

Telephone:  610/225-2677

610/408-8062 (fax)

Co-Lead Counsel for Plaintiffs

[Additional counsel appear on signature page.]

UNITED STATES DISTRICT COURT

CENTRAL DISTRICT OF CALIFORNIA

WESTERN DIVISION

In re MRV COMMUNICATIONS, INC. DERIVATIVE LITIGATION	) )	Master File No. 1:08-cv-03800-GAF(MANx)
)
	)	STIPULATION OF SETTLEMENT
This Document Relates To:	)
)
ALL ACTIONS.	)
)

This Stipulation of Settlement dated March 1, 2013 (the “Stipulation”), is made and entered into by and among the following Settling Parties (as defined further in ¶1.19 hereof), each by and through their respective counsel: (i) plaintiffs Warren Rubin IRA and Donald Gautreaux (“Federal Plaintiffs”) on behalf of themselves and derivatively on behalf of MRV Communications, Inc. (“MRV” or the “Company”); (ii) plaintiff Jing Ke (“State Plaintiff”) on behalf of himself and derivatively on behalf of MRV; (iii) the Individual Defendants (defined below in ¶1.9); and (iv) nominal party MRV.  The Stipulation is intended by the Settling Parties to fully, finally and forever resolve, discharge and settle the Released Claims (as defined in ¶1.17), upon and subject to the terms and conditions hereof.  Capitalized terms not otherwise defined shall have the definitions set forth in §§1.1-1.24 below.

I.                                    PROCEDURAL HISTORY

On June 10, 2008, an action entitled Warren Rubin, et. al. v. Shlomo Margalit, et al., No. 2:08-cv-03800-GAF-RV (the “Rubin Action”) was filed in the United States District Court for the Central District of California (the “Federal Court”).  On August 15, 2008, the second action entitled Donald Gautreaux v. Shlomo Margalit, et al., No. 2:08-cv-05382-SJO-AJW (the “Gautreaux Action”) was filed in the Federal Court.  On July 3, 2008, the action entitled Ke v. Margalit, et al., No. BC393856 (the “State Action”) was filed in the Superior Court of the State of California, County of Los Angeles.

On December 1, 2008, the Federal Court consolidated the Rubin and Gautreaux Actions and styled the consolidated action In re MRV Communications Derivative Litigation, No. 2:08-cv-03800-GAF-RV (the “Federal Action”).  On January 30, 2009, the Federal Plaintiffs filed the Amended Consolidated Verified Complaint (the “Amended Complaint”).  On February 8, 2010, State Plaintiff filed his Amended Complaint (“The State Amended Complaint”).

The Federal Action and the State Action (collectively, the “Actions”) each allege claims on behalf of MRV against certain current and former officers and directors of MRV, arising from or relating to the alleged improper granting of stock options at MRV.

On January 29, 2010, nominal party MRV moved to dismiss the Amended Complaint pursuant to Rules 12(b)(6) and 23.1 of the Federal Rules of Civil Procedure and Delaware law.  On May 10, 2010, the Federal Court denied MRV’s motion to dismiss.  On July 19-20, 2010, the Individual Defendants filed motions to dismiss the Amended Complaint.1  On December 27, 2010, the Federal Court granted in part and denied in part the Individual Defendants’ motions to dismiss.  On March 22, 2010, MRV filed its demurrer to the State Amended Complaint.  State Plaintiff filed his opposition to the demurrer on May 3, 2010, but MRV later withdrew its demurrer in light of the denial of MRV’s motion to dismiss the Federal Action.  On July 28, 2010, the Individual Defendants demurred to the State Amended Complaint.  These demurrers were denied in part and granted in part by Order dated September 29, 2010.

MRV and the Individual Defendants filed answers to the Amended Complaints in the Actions in November and December of 2010 and January of 2011.  The parties to the Actions engaged in discovery following the denial of the motions to dismiss and demurrers.  On November 17, 2011, nominal party MRV filed a motion to stay discovery, which the Federal Court denied on December 22, 2011.

1        The Amended Complaint also named as defendants Near Margalit and Michael Blust, however, pursuant to the relevant parties’ stipulation, the Federal Court dismissed without prejudice all claims against Near Margalit and Michael Blust on July 27, 2010, and August 24, 2010, respectively.

On November 8, 2011, the Company’s Board of Directors resolved to create a Special Litigation Committee (“SLC”) to consider MRV’s historical stock option practices, including without limitation the matters asserted in the Actions.  The Board of Directors delegated to the SLC full authority and power to control and determine MRV’s response to the Actions and the claims asserted therein. The SLC is currently comprised of Kenneth Traub and Robert M. Pons.  Each of the SLC members is an independent, non-executive director and none of the SLC members is a defendant in the Actions.

Certain parties, including counsel for the Federal Plaintiffs, the State Plaintiff, and MRV, conducted their first mediation session in November 2009.  Certain parties held further mediation sessions in February and June 2010.  The Settling Parties held a mediation session in June 2012.  In late December 2012, the parties agreed to accept a settlement proposal from the mediator to fully resolve the Actions.

On January 2, 2013, the parties to the Federal Action filed a stipulation with the Federal Court, seeking a stay of discovery during the pendency of the parties’ settlement efforts.  The State Action parties filed a similar stipulation on January 2, 2013.  On January 4, 2013, the Federal and State Courts issued orders staying discovery.

II.                             CLAIMS OF THE PLAINTIFFS AND BENEFITS OF SETTLEMENT

Plaintiffs (defined below in ¶1.14) believe that the claims they have asserted in the Actions on behalf of MRV have merit and that the factual allegations in the actions are accurate.  Moreover, nothing in this Stipulation shall be construed as an admission or concession by Plaintiffs that any of their claims lack merit.  Plaintiffs, however, recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Actions against the Individual Defendants through trial and through appeals.  Plaintiffs’ Counsel (as defined in ¶1.15) have also taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Actions, as well as the difficulties and delays inherent in such litigation.  Plaintiffs’ Counsel are also mindful of the inherent problems of proof and possible defenses to the claims asserted in the Actions or which may be asserted.  Based on their evaluation, Plaintiffs and their counsel have determined that the settlement set forth in the Stipulation is in the best interests of MRV.  Plaintiffs’ Counsel believe that the settlement set forth in the Stipulation confers substantial benefits upon MRV.

III.                      DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY

The Individual Defendants have denied and continue to deny each and all of the claims and contentions alleged by the Plaintiffs in the Actions.  The Individual Defendants expressly have denied and continue to deny all charges of wrongdoing or liability against them arising out of any of the events, conduct, statements, acts or omissions alleged, or that could have been alleged, in the Actions, and contend that many of the factual allegations in the Actions are materially inaccurate.  The Individual Defendants also have denied and continue to deny, inter alia, the allegations that the Plaintiffs, MRV or its stockholders have suffered damage, or that the Plaintiffs, MRV or its stockholders were harmed by the conduct alleged in the Actions or otherwise.  The Individual Defendants have further asserted that at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of MRV and its stockholders.  Pursuant to the terms set forth below, this Stipulation shall in no event be construed as or deemed to be evidence of an admission or concession by the Individual Defendants with respect to any claim of fault, liability, wrongdoing, or damage whatsoever.

Nonetheless, the Individual Defendants have also taken into account the uncertainty and risks inherent in any litigation, especially in complex cases like the Actions.  Therefore, they have determined that it is desirable and beneficial that the

Actions, and all of the Settling Parties’ disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation.

The SLC and MRV believe that the settlement set forth in this Stipulation confers substantial benefits upon MRV and that the settlement and each of its terms are in the best interests of MRV.

IV.                      TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT

NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among the Plaintiffs (for themselves and derivatively on behalf of MRV), the Individual Defendants, and MRV by and through their respective counsel or attorneys of record that, subject to all necessary court approvals, and in exchange for the consideration set forth below, the Actions and the Released Claims shall be fully, finally and forever compromised, settled and released, and the Actions shall be dismissed with prejudice and with full preclusive effect as to all Settling Parties, upon and subject to the terms and conditions of this Stipulation, as follows.

1.                                 Definitions

As used in this Stipulation the following terms have the meanings specified below.  In the event of any inconsistency between any definition set forth below and any definition set forth in any document related to the settlement set forth in this Stipulation, the definitions set forth below shall control.

1.1     “Actions” means, collectively, the Federal Action and the State Action.

1.2     “Defendants” means nominal party MRV and the Individual Defendants.

1.3     “Effective Date” means the first date by which all of the events and conditions specified in ¶6.1 of the Stipulation have been met and have occurred.

1.4     “Federal Action” means the consolidated action entitled In re MRV Communications, Inc. Derivative Litigation, Master File No. 1:08-cv-03800-GAF(MANx)

1.5     “Federal Court” means the United States District Court for the Central District of California.

1.6     “Federal Plaintiffs” means Warren Rubin IRA and Donald Gautreaux.

1.7     “Final” means the time when the Final Order and Judgment have not been reversed, vacated, or modified in any way and are no longer subject to appellate review, either because of disposition on appeal and conclusion of the appellate process or because of passage, without action, of time for seeking appellate review.  More specifically, it is that situation when: (1) either no appeal has been filed and the time has passed for any notice of appeal to be timely filed in the Actions; or (2) an appeal has been filed and the court of appeals has/have either affirmed the judgment or dismissed that appeal and the time for any reconsideration or further appellate review has passed; or (3) a higher court has granted further appellate review and that court has either affirmed the underlying judgment or affirmed the court of appeals’ decision affirming the judgment or dismissing the appeal.  For purposes of this paragraph, an “appeal” includes appeals as of right, discretionary appeals, interlocutory appeals, proceedings involving writs of certiorari or mandamus, and any other proceedings of like kind. Any appeal or other proceeding pertaining to any order issued in respect of an application for attorneys’ fees and expenses shall not in any way delay or preclude the Final Order or Judgment from becoming Final.

1.8     “Final Order” means the Order Approving the Settlement and Order of Dismissal with Prejudice substantially in the form attached hereto as Exhibit B

1.9     “Individual Defendants” means Noam Lotan, Shlomo Margalit, Shay Gonen, Guy Avidan, Guenter Jaensch, Igal Shidlovsky, Daniel Tsui, Harold W. Furchtgott-Roth and Baruch Fischer.

1.10   “Judgment” means the judgment to be rendered by the Federal Court upon approval of the Settlement, substantially in the form attached hereto as Exhibit C.

1.11   “Lead Counsel” means Robbins Geller Rudman & Dowd LLP and The Weiser Law Firm, court appointed lead counsel in the Federal Action.

1.12   “MRV” or the “Company” means MRV Communications, Inc. including, but not limited to, its predecessors, successors, controlling stockholders, partners, joint venturers, subsidiaries, affiliates, divisions and assigns, and further includes the SLC referenced above which was created to consider MRV’s historical stock option practices, including without limitation the matters asserted in the Actions.

1.13   “Person” means an individual, corporation, limited liability corporation, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity and their spouses, heirs, predecessors, successors, representatives, or assignees.

1.14   “Plaintiffs” means collectively the Federal Plaintiffs and the State Plaintiff.

1.15   “Plaintiffs’ Counsel” means any counsel that has appeared of record or rendered legal services to any of the Plaintiffs in connection with the Actions.

1.16   “Related Persons” means each of a Person’s spouses, heirs, executors, estates, or administrators,  each of a Person’s present and former attorneys, legal representatives, and assigns in connection with the Actions, and all of a Person’s past and present directors, officers, agents, advisors, employees, affiliates, predecessors, successors, parents.

1.17   “Released Claims” means any and all claims for relief (including “Unknown Claims”), rights, demands, causes of action, liabilities, debts, obligations, matters, issues and suits of any kind whatsoever, whether known or unknown, contingent or absolute, matured or unmatured, discoverable or undiscoverable, whether or not concealed or hidden, that have been asserted, might have been or could have been asserted, by  Plaintiffs,  any of the Individual Defendants,  MRV, and/or  any MRV shareholder derivatively on behalf of MRV: against any Released Persons that are based upon or related to (i) the facts, transactions, events, occurrences, acts, disclosures, statements, omissions or failures to act which were alleged in the Actions; and/or (ii) the settlement of the Actions, including the payments provided for in this Stipulation, and the reasonable attorneys’ fees, costs, and expenses incurred in defense thereof.  Notwithstanding the foregoing, the releases shall not in any way relieve MRV of its obligations to the Individual Defendants, including payment of reasonable attorneys’ fees incurred in defense of the Actions.

1.18   “Released Persons” shall mean and include (i) Plaintiffs or their beneficiaries; (ii) each of the Individual Defendants or their beneficiaries; (iii) MRV; and (iv) any MRV shareholder, derivatively on behalf of MRV and each and all of their Related Persons.

1.19   “Settling Parties” means, collectively, each of (i) the Federal Plaintiffs on behalf of themselves and derivatively on behalf of MRV; (ii) the State Plaintiff on behalf of himself and derivatively on behalf of MRV; (iii) the Individual Defendants; and (iv) MRV.

1.20   “State Action” means the action entitled Ke v. Margalit, et al., No. BC393856 (Cal. Supr. Los Angeles).

1.21   “State Lead Counsel” means Kessler Topaz Meltzer and Check LLP.

1.22   “State Court” means the Superior Court of the State of California, Los Angeles County.

1.23   “State Plaintiff” means Jing Ke.

1.24   “Unknown Claims” means any and all claims that were alleged or could have been alleged in the Actions by Plaintiffs, MRV or any MRV stockholder derivatively on behalf of MRV, which any Plaintiff, MRV, or MRV stockholders derivatively on behalf of MRV do not know or suspect to exist in his, her or its favor at the time of the release of the Released Persons, including claims which, if known by him, her or it, might have affected his, her or its settlement with and release of the Released Persons, or might have affected his, her or its decision not to object to this settlement.  With respect to any and all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, the Plaintiffs, Individual Defendants, and MRV, shall expressly waive, and each of MRV’s stockholders by operation of the Judgment shall have, expressly waived, the provisions, rights and benefits of California Civil Code §1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

The Plaintiffs, MRV and MRV’s stockholders may hereafter discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the subject matter of the Released Claims, but upon the Effective Date, the Plaintiffs, Individual Defendants, and MRV shall expressly waive, and each of MRV’s stockholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived any and all provisions, rights and benefits conferred by any law of any state or territory of the United States or any other state, sovereign or jurisdiction, or any principle of common or foreign law, which is similar, comparable or equivalent to California Civil Code §1542.  The Plaintiffs, MRV and MRV’s stockholders may hereafter discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the subject matter of the Released Claims, but, upon the Effective Date, each Plaintiff, and MRV shall expressly settle and release, and each of MRV’s stockholders shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever settled and released, any and all Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts.  The Settling Parties acknowledge, and each of MRV’s stockholders shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and agreed upon with the express intention of releasing Unknown Claims, and is a key element of the settlement of which this release is a part.

2.                                 Financial and Corporate Governance Benefits to MRV

2.1     MRV and the SLC acknowledge (and the Individual Defendants do not contest herein) that the pendency and prosecution and settlement of the Actions and the litigation efforts of Plaintiffs and their counsel were a material and substantial cause of the benefits described below.  MRV and the SLC acknowledge that the monetary recovery and the adoption of the Corporate Governance Reforms confer a substantial benefit upon MRV.  The SLC, in its independent and good faith business judgment, has concluded that the settlement and each of its terms are in the best interest of MRV.

2.2                       Financial Benefits

The Company’s D&O liability insurers shall pay $2.5 million in cash to MRV within five (5) business days after entry of the Final Order and Judgment.  Within five (5) business days after receipt of the $2.5 million payment from the D&O liability insurers, MRV shall provide Lead Counsel and State Lead Counsel with proof of such payment. If the payment provided herein in this ¶2.2 is not timely made by the Company’s D&O liability insurers, then the Stipulation shall be canceled and terminated as provided in ¶6.2. In the event that the settlement is terminated or is not approved by the Court, or if there is an appeal and any order approving the settlement does not become Final, MRV shall refund the amount of the payment herein consistent with such reversal or modification and any interest accrued or accumulated thereon within ten (10) business days after entry of such order.

2.3                       Corporate Governance Reforms

The Board of Directors of MRV has or shall adopt resolutions and amend committee charters for the implementation of the Corporate Governance Reforms set forth in Exhibit 1.  For the Corporate Governance Reforms that have not already been implemented during the course of the Derivative Actions, MRV will implement them within the later of 120 days following the issuance of the Final Order and Judgment approving the Settlement by the Federal Court or the end of the period available for appeal to the United States Court of Appeals for the Ninth Circuit.

3.                                 Procedure For Implementing The Settlement

3.1                     After execution of the Stipulation, the Federal Plaintiffs shall submit the Stipulation together with its exhibits to the Federal Court and shall apply for entry of an order substantially in the form of Exhibit A hereto, requesting, inter alia, the preliminary approval of the settlement set forth in the Stipulation, and approval for the distribution of notice to MRV stockholders in the form attached as Exhibits A-1 (“Long Form Notice”) and A-2 (Short Form Notice”) hereto.  Not later than ten (10) business days following the entry of the preliminary approval order, MRV shall cause the Stipulation and Long Form Notice to be filed with the Securities and Exchange Commission on Form 8-K, publish the Short Form Notice one-time in Investor’s Business Daily, and shall post the Long Form Notice and Stipulation on its website.  MRV or its insurers shall be solely responsible for the costs of notice set forth herein and/or any other notice as may be required by the Federal Court.

3.2                       Federal Plaintiffs will request that after the Notice is given, the Federal Court hold a hearing (the “Settlement Hearing”) to consider and determine whether to approve the terms of the settlement as fair, reasonable and adequate, including the payment of attorneys’ fees and expenses in the amount separately negotiated by Plaintiffs, MRV and the SLC.

3.3                       Within thirty (30) days after the Judgment becomes Final, the State Plaintiff in the State Action shall apply to the State Court for an order dismissing the State Action with prejudice.

4.                                 Releases

4.1                  Upon the Effective Date, MRV, Plaintiffs (acting on their own behalf and derivatively on behalf of MRV), and each of MRV’s stockholders (solely in their capacity as MRV stockholders) shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged the Released Claims against the Released Persons and any and all claims arising out of, relating to, or in connection with, the defense, settlement or resolution of the Actions against the Released Persons. MRV, Plaintiffs (acting on their own behalf and derivatively on behalf of MRV) and each of MRV’s stockholders (solely in their capacity as MRV stockholders) shall be deemed to have, and by operation of the Judgment shall have, covenanted not to sue any Released Person with respect to such Released Claims, and shall be permanently barred and enjoined from instituting, commencing or prosecuting the Released Claims against the Released Persons except to enforce the releases and other terms and conditions contained in this Stipulation and/or Judgment entered pursuant thereto.  Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

4.2                       Upon the Effective Date, as defined in ¶1.3, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged each and all of the MRV, Plaintiffs and Plaintiffs’ Counsel from all claims (including Unknown Claims) arising out of, relating to, or in connection with, the institution, prosecution, assertion, settlement or resolution of the Actions or the Released Claims.  Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

4.3                       Notwithstanding the foregoing or anything in this Stipulation, the releases shall not in any way relieve MRV of its obligations to the Individual Defendants, including payment of reasonable attorneys’ fees and expenses incurred in defense of the Actions.

5.                                 Plaintiffs’ Counsel’s Attorneys’ Fees and Expenses

5.1                       After negotiation of the principal terms of the settlement, counsel for Plaintiffs and MRV, acting by and through the SLC, separately negotiated at arm’s length the amount of attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel.

Subject to approval of the Court, the negotiated amount of fees and expenses that the parties have agreed upon is $500,000 in cash and freely tradable warrants to purchase 250,000 shares of MRV’s common stock, with a strike price equal to the closing price of MRV’s common stock on the date on which the Judgment approving the Settlement becomes Final (the “Fee and Expense Award”).  The $500,000 in cash shall be paid within ten days after entry of the Final Order and Judgment, notwithstanding the existence of any timely filed objections to the Settlement, or potential appeal.  MRV shall solely be responsible for paying the cash and warrant portion of the Fee and Expense Award to Plaintiffs’ Counsel.  The warrants shall be of a five (5) year duration, exercisable only by means of a cashless exercise, and shall be registered or exempt from registration pursuant to the exemption provided by Section 3(a)(10) of the Securities Act of 1933.  Shares issued under the warrants shall be fully-paid, freely tradable, and non-assessable.  Furthermore, the warrants shall be pursuant to a form of agreement to be entered on the Effective Date of the Stipulation of Settlement, which shall provide for the above terms as well as proportionate adjustment of the warrants in the event of a stock split or other reorganization.  MRV shall take all necessary and appropriate actions to perfect the exemption of the warrants from registration under the Federal Securities laws by reason of Section 3(a)(10) of the Securities Act of 1933.  Plaintiffs agree to cooperate with MRV to the extent necessary to perfect the exemption of warrants from registration under Section 3(a)(10) of the Securities Act of 1933.  The delivery date of the warrants shall be within three business days after the date on which the Final Order and Judgment finally approving the Settlement have become Final provided that Plaintiffs’ Counsel delivers instructions to MRV for receipt of the warrants.

5.2                       Except as expressly provided herein, Plaintiffs and Plaintiffs’ Counsel shall bear their own fees, costs and expenses, and no Released Person shall assert any claim for expenses, costs or fees against any Plaintiff or Plaintiffs’ Counsel.

5.3                       MRV and the Individual Defendants shall have no responsibility for, and no liability whatsoever with respect to, the division or allocation of the Fee and Expense Award with respect to any person, entity or law firm who may assert some claim thereto.

5.4                       In the event that the Fee and Expense Award is reduced, reversed, modified or not approved in the full amount requested, if the settlement is terminated or is not approved by the Court, or if there is an appeal and any order approving the settlement does not become Final, Plaintiffs’ Counsel shall refund the advanced amount consistent with such reversal or modification and any interest accrued or accumulated thereon within ten (10) business days after entry of such order.  Notwithstanding the foregoing, any reduction, reversal, modification or non-approval of the Fee and Expense Award shall not in any way delay or preclude the Final Order and Judgment from becoming Final.

6.                                 Conditions of Settlement, Effect of Disapproval, Cancellation or Termination

6.1                       The Effective Date of the Stipulation shall be conditioned on the occurrence of all of the following events:

(a)                           the SLC has approved the settlement and each of its terms as in the best interest of MRV;

(b)                          the $2.5 million cash payment is paid to MRV as provided in ¶2.2;

(c)                            the entry by the Federal Court of the Final Order substantially in the form of Exhibit B hereto;

(d)                          the entry by the Federal Court of the Judgment substantially in the form of Exhibit C hereto;

(e)                            the Final Order and Judgment have both become Final; and

(f)                            the dismissal of the State Action with prejudice and that dismissal has become Final.

6.2                       If any of the conditions specified in ¶6.1 are not met, then the Stipulation shall be canceled and terminated unless Plaintiffs’ Counsel and counsel for the Settling Parties mutually agree in writing to proceed with the Stipulation.

6.3                       If for any reason the Effective Date does not occur, or if this Stipulation shall terminate, or be cancelled, or otherwise fail to become effective for any reason, including, without limitation, in the event that the Stipulation or settlement as described herein is not approved by the Federal Court or the Final Order or Judgment is reversed or vacated following any appeal taken therefrom, or the settlement is terminated for any reason, the Settling Parties shall be restored to their respective positions as of the date of the execution of this Stipulation, and all negotiations, proceedings, documents prepared and statements made in connection herewith shall be without prejudice to the Settling Parties, shall not be deemed or construed to be an admission by any Settling Party of any act, matter, or proposition and shall not be used in any manner for any purpose (other than to enforce the terms remaining in effect) in any subsequent proceeding in the Actions or in any other action or proceeding.  In such event, the terms of the Stipulation shall have no further force and effect with respect to the Settling Parties and shall not be used in the Actions or in any other proceeding for any purpose, and any judgment or orders entered by the Federal Court in accordance with the terms of the Stipulation shall be treated as vacated, nunc pro tunc.

6.4                       If the Federal Court does not enter the Final Order and Judgment in the forms of Exhibit B and C hereto, or if the Federal Court enters the Final Order and Judgment and appellate review is sought and, on such review, the Final Order or Judgment is vacated, modified, or reversed, then this Stipulation and the settlement incorporated therein shall be cancelled and terminated, unless all parties who are adversely affected thereby, in their sole discretion within thirty days from the date of the mailing of such ruling to such parties, provide written notice to all other parties hereto of their intent to proceed with the settlement under the terms of the Judgment as modified by the Court or on appeal.  Such notice may be provided on behalf of Plaintiffs and MRV’s stockholders by Plaintiffs’ Counsel.  No Settling Party shall have any obligation whatsoever to proceed under any terms other than in the form provided and agreed to herein; provided, however, that no order of the Federal Court concerning any fee and expense application, or any modification or reversal on appeal of such order, shall constitute grounds for cancellation or termination of this Stipulation by any Settling Party.

7.                                 Miscellaneous Provisions

7.1                     The Settling Parties (a) acknowledge that it is their intent to consummate this Stipulation; and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their reasonable best efforts to accomplish the foregoing terms and conditions of the Stipulation.

7.2                       The Settling Parties intend this settlement to be a final and complete resolution of all disputes between Plaintiffs, MRV, and the Individual Defendants with respect to the Actions.  The settlement comprises claims which are contested and shall not be deemed an admission by any Settling Party as to the merits of any claim, allegation or defense.  The Settling Parties further agree that the claims are being settled voluntarily after consultation with competent legal counsel and an experienced mediator.  The Final Order shall contain a finding that during the course of the litigation, the parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11 and all other similar laws, including California Code of Civil Procedure §128.7.

7.3                       Neither the Stipulation (including any exhibits attached hereto) nor the settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way by the Settling Parties as a presumption, a concession or an admission of, or evidence of, any fault, wrongdoing or liability of the Settling Parties or of the validity of any Released Claims; or (b) is or may be deemed to be or may be used as a presumption, concession, admission or evidence of any liability, fault, or omission of any of the Released Persons in any civil, criminal, or administrative proceeding in any court, administrative agency, or other tribunal.  Neither this Stipulation nor the settlement, nor any act performed or document executed pursuant to or in furtherance of this Stipulation, or the settlement, shall be admissible in any proceeding for any purpose, except to enforce the terms of the settlement, and except that the Released Persons may file the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

7.4                       The exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.

7.5                       The Stipulation may be amended or modified only by a written instrument signed by or on behalf of all Settling Parties or their respective successors-in-interest.

7.6                       This Stipulation and the exhibits attached hereto constitute the entire agreement among the Settling Parties and no representations, warranties or inducements have been made to any Settling Party concerning the Stipulation or any of its exhibits other than the representations, warranties and covenants contained and memorialized in such documents.  It is understood by the Settling Parties that, except for the matters expressly represented herein, the facts or law with respect to which this Stipulation is entered into may turn out to be other than or different from the facts now known to each party or believed by such party to be true; each party therefore expressly assumes the risk of the facts or law turning out to be so different, and agrees that this Stipulation shall be in all respects effective and not subject to termination by reason of any such different facts or law.  Except as otherwise provided herein, each Settling Party shall bear its own costs.  Notwithstanding the foregoing, nothing in this Stipulation or Settlement shall in any way relieve MRV of its obligations to the Individual Defendants to pay reasonable attorneys’ fees and expenses incurred in defense of the Actions.

7.7                       Plaintiffs’ Counsel are expressly authorized by the Plaintiffs to take all appropriate action required or permitted to be taken pursuant to the Stipulation to effectuate its terms and also are expressly authorized by the Plaintiffs to enter into any modifications or amendments to the Stipulation which they deem appropriate on behalf of the Plaintiffs.  Plaintiffs represent and warrant that they have not assigned any rights, claims, or causes of action that were asserted or could have been asserted in connection with, under or arising out of any of the claims being settled or released herein.

7.8                       Each counsel or other Person executing the Stipulation or its exhibits on behalf of any Settling Party hereby warrants that such Person has the full authority to do so.

7.9                       The Stipulation may be executed in one or more counterparts.  A faxed or pdf signature shall be deemed an original signature for the purposes of this Stipulation.  All executed counterparts and each of them shall be deemed to be one and the same instrument.  A complete set of counterparts, either originally executed or copies thereof, shall be filed with the Federal Court and, thereafter, with the State Court.

7.10             The Stipulation shall be binding upon, and inure to the benefit of, the successors and assigns of the Settling Parties and the Released Persons.

7.11             The Federal Court shall retain jurisdiction with respect to implementation and enforcement of the terms of the Stipulation, and the Settling Parties submit to the jurisdiction of the Federal Court for purposes of implementing and enforcing the settlement embodied in the Stipulation.

7.12             This Stipulation and the exhibits attached hereto shall be considered to have been negotiated, executed and delivered, and to be wholly performed, in the State of California, and the rights and obligations of the parties to the Stipulation shall be construed and enforced in accordance with, and governed by, the internal, substantive laws of the State of California without giving effect to that State’s choice-of-law principles.

7.13             All agreements made and orders entered during the course of the Actions relating to the confidentiality of information shall survive this Stipulation.

IN WITNESS WHEREOF, the Settling Parties have caused the Stipulation to be executed by their duly authorized attorneys and dated March 1, 2013.

ROBBINS GELLER RUDMAN
& DOWD LLP
TRAVIS E. DOWNS III
JAMES I. JACONETTE
CHRISTOPHER D. STEWART

/s/ James I. Jaconette
JAMES I. JACONETTE

655 West Broadway, Suite 1900
San Diego, CA 92101-3301
Telephone: 619/231-1058
619/231-7423 (fax)

THE WEISER LAW FIRM, P.C.
ROBERT B. WEISER
BRETT D. STECKER
JEFFREY J. CIARLANTO

/s/ Robert B. Weiser
ROBERT B. WEISER

22 Cassatt Avenue
Berwyn, PA 19312
Telephone: 610/225-2677
610/408-8062 (fax)

Co-Lead Counsel for Federal Plaintiffs

KESSLER TOPAZ
MELTZER & CHECK, LLP
ERIC L. ZAGAR (State Bar No. 250519)
ROBIN WINCHESTER
JAMES H. MILLER

/s/ Robin Winchester
ROBIN WINCHESTER

280 King of Prussia Road
Radnor, PA 19087
Telephone: 610/667-7706
267/948-2512 (fax)

Counsel for State Plaintiff

LATHAM & WATKINS LLP
DAVID J. SCHINDLER (Bar No. 130490) 355 South Grand Avenue
Los Angeles, CA 90071-1560
Telephone: 213/485-1234
213/891-8763 (fax)

ALSTON & BIRD LLP
CHARLES W. COX (Bar No. 162854)
333 South Hope Street
Los Angeles, CA 90071
Telephone: 213/576-1000
213/576-1100 (fax)

/s/ David J. Schindler

DAVID J. SCHINDLER

Counsel for Defendant Shlomo Margalit

Counsel for Defendant Shlomo Margalit

BIRD MARELLA BOXER WOLPERT
NESSIM DROOKS and LINCENBERG
GARY S. LINCENBERG (Bar No. 123058)
gsl@birdmarella.com
PAUL S. CHAN (Bar No. 183406)
psc@birdmarella.com
SHARON BEN-SHAHAR (Bar No. 212862
sbs@birdmarella.com

/s/ Sharon Ben-Shahar
SHARON BEN-SHAHAR

1875 Century Park East, 23rd Floor
Los Angeles, CA 90067-2561
Telephone: 310/201-2100
310/201-2110 (fax)

Counsel for Defendant Noam Lotan

ORRICK HERRINGTON & SUTCLIFFE
LLP
MARK E. BECK (Bar No. 65163)
ERIC A. GRESSLER (Bar No. 186674)

/s/ Eric A. Gressler
ERIC A. GRESSLER

777 South Figueroa Street, Suite 3200
Los Angeles, CA 90017-5855
Telephone: 213/629-2020
213/612-2499 (fax)

Counsel for Defendant Guy Avidan

O’MELVENY & MYERS LLP
SETH ARONSON (Bar No. 100153)
saronson@omm.com
J. JORGE deNEVE (Bar No. 198855)
MIGUEL BAHAMON (Bar No. 261737)

/s/ Seth Aronson
SETH ARONSON

400 South Hope Street, 15th Floor
Los Angeles, CA 90071-2899
Telephone: 213/430-6000
213/430-6407 (fax)

Counsel for Defendant Shay Gonen

SCHEPER KIM & HARRIS LLP
DAVID C. SCHEPER (Bar No. 120174)
dscheper@scheperkim.com
GREGORY ANDREW ELLIS (Bar No. 204478)
gellis@scheperkim.com

/s/ Gregory Andrew Ellis
GREGORY ANDREW ELLIS

601 West 5th Street, 12th Floor
Los Angeles, CA 90071-2025
Telephone: 213/613-4655
213/613-4656 (fax)

Counsel for Defendants Igal Shidlovsky, Guenter Jaensch, Daniel Tsui and Baruch Fischer

PROSKAUER ROSE LLP
RONALD E. WOOD (Bar No. 133854)
rwood@proskauer.com
JENNIFER LYNN ROCHE (Bar No. 254538)
jroche@proskauer.com

/s/ Ronald E. Wood
RONALD E. WOOD

2049 Century Park East, 32nd Floor
Los Angeles, CA 90067
Telephone: 310/284-5635
310/557-2193 (fax)

Counsel for Defendant Harold W. Furchtgott-Roth

SULLIVAN & CROMWELL LLP
ROBERT A. SACKS
sacksr@sullcrom.com
ADAM S. PARIS
parisa@sullcrom.com
HEIDI B. BRADLEY
bradleyh@sullcrom.com

/s/ Adam S. Paris
ADAM S. PARIS

1888 Century Park East, Suite 2100
Los Angeles, CA 90067
Telephone: 310/712-6600
310/712-8800 (fax)
Attorneys for Nominal Defendant MRV Communications, Inc.

Approved as to Form and Content:

WILMER CUTLER PICKERING HALE AND DORR LLP
JEFFREY B. RUDMAN
jeffrey.rudman@wilmerhale.com

/s/ Jeffrey B. Rudman
JEFFREY B. RUDMAN

60 State Street
Boston, MA 02109
Telephone: 617/526-6000
617/526-5000
Attorneys for the Special Litigation Committee of MRV Communications, Inc.